SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2006

Covad Communications Group, Inc.
(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32588	77-0461529
(Commission File Number)	(IRS Employer Identification No.)

110 Rio Robles San Jose, California	95134-1813

(Address of principal executive offices	(Zip code)
(408) 952-6400

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On March 6, 2006, Hellene S. Runtagh informed Covad Communications Group, Inc. (the “Company”) that she was resigning from Company’s Board of Directors, effective March 6, 2006.
The Company’s Amended and Restated Certificate of Incorporation and Bylaws provide for a classified board of directors, divided into three classes. Ms. Runtagh was a Class II director whose term of office expired at the 2007 annual meeting. The Company’s Board of Directors currently consists of seven directors.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 10, 2006

By:	/s/ James A. Kirkland
James A. Kirkland
Senior Vice President and General Counsel